UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2013

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the annual meeting of shareholders of EPR Properties (the "Company") held on May 15, 2013, the Company's shareholders approved amendments to the Company's 2007 Equity Incentive Plan (the "Plan") to: (i) increase the number of common shares which may be issued under the Plan from 1,950,000 shares to 3,650,000 shares; and (ii) increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the Plan from 425,000 to 1,900,000.
The material terms and conditions of the Plan and the amendments were described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2013, under the section describing Proposal 3 on pages 47 through 54 of the proxy statement, which description is incorporated in its entirety herein by reference. The description contained in the proxy statement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Plan, as amended and restated, which is attached hereto as Exhibit 10.1, and also incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Company's annual meeting of shareholders held on May 15, 2013, the matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:
Proposal No. 1:
The following nominees for Class I trustees were elected to serve three-year terms expiring in 2016:

	For	Withheld	Broker Non-Votes
Barrett Brady	37,773,105	897,219	3,684,164
Peter C. Brown	37,594,815	1,075,509	3,684,164

The following nominee for Class III trustee was elected to serve the remaining balance of a three-year term expiring in 2015:

	For	Withheld	Broker Non-Votes
Thomas M. Bloch	38,308,612	361,712	3,684,164

Proposal No. 2:
The shareholders approved the compensation of the Company's named executive officers as presented in the Company's proxy statement on a non-binding, advisory basis:

For	36,084,864
Against	2,496,268
Abstain	89,192
Broker Non-Vote	3,684,164

Proposal No. 3:
The shareholders approved the amendments to the Company's 2007 Equity Incentive Plan:

For	31,420,788
Against	7,114,710
Abstain	134,826
Broker Non-Vote	3,684,164
Proposal No. 4:
The shareholders approved the ratification of KPMG, LLP as the independent registered public accounting firm for the Company for 2013:

For	40,868,467
Against	1,423,038
Abstain	62,983
Broker Non-Vote	—
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	EPR Properties 2007 Equity Incentive Plan, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Senior Vice President, Treasurer and Chief Financial Officer
Date: May 15, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	EPR Properties 2007 Equity Incentive Plan, as amended and restated.